SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     Aggressive Growth Fund Shares
     Aggressive Growth Fund Institutional Shares
     Growth & Income Fund Shares
     Growth & Income Fund Adviser Shares
     Income Stock Fund Shares
     Income Stock Fund Institutional Shares
     Income Fund Shares
     Income Fund Institutional Shares
     Income Fund Adviser Shares
     Science & Technology Fund Shares
     Science & Technology Fund Adviser Shares
     Short-Term Bond Fund Shares
     Short-Term Bond Fund Institutional Shares
     Short-Term Bond Fund Adviser Shares
     Intermediate-Term Bond Fund Shares
     Intermediate-Term Bond Fund Institutional Shares
     Intermediate-Term Bond Fund Adviser Shares
     High Income Fund Shares
     High Income Fund Institutional Shares
     High Income Fund Adviser Shares
     Small Cap Stock Fund Shares
     Small Cap Stock Fund Institutional Shares
     Capital Growth Fund
     First Start Growth Fund
     Growth Fund Shares
     Growth Fund Institutional Shares
     Money Market Fund
     Value Fund Shares
     Value Fund Institutional Shares
     Value Fund Adviser Shares

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   03/31/2014                  /S/ DANIEL S. MCNAMARA
        ________________            ___________________________________
                                    Daniel S. McNamara
                                    President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     Aggressive Growth Fund Shares
     Aggressive Growth Fund Institutional Shares
     Growth & Income Fund Shares
     Growth & Income Fund Adviser Shares
     Income Stock Fund Shares
     Income Stock Fund Institutional Shares
     Income Fund Shares
     Income Fund Institutional Shares
     Income Fund Adviser Shares
     Science & Technology Fund Shares
     Science & Technology Fund Adviser Shares
     Short-Term Bond Fund Shares
     Short-Term Bond Fund Institutional Shares
     Short-Term Bond Fund Adviser Shares
     Intermediate-Term Bond Fund Shares
     Intermediate-Term Bond Fund Institutional Shares
     Intermediate-Term Bond Fund Adviser Shares
     High Income Fund Shares
     High Income Fund Institutional Shares
     High Income Fund Adviser Shares
     Small Cap Stock Fund Shares
     Small Cap Stock Fund Institutional Shares
     Capital Growth Fund
     First Start Growth Fund
     Growth Fund Shares
     Growth Fund Institutional Shares
     Money Market Fund
     Value Fund Shares
     Value Fund Institutional Shares
     Value Fund Adviser Shares

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended January 31, 2014, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:      03/31/2014              /S/ ROBERTO GALINDO, JR.
         ________________          __________________________________
                                   Roberto Galindo, Jr.
                                   Treasurer